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                                                                    Exhibit 23.1




                         Consent of Independent Auditors


We consent to the reference to our firm under the captions "Experts" and "Summary Financial Data" and to the use of our report dated October 9, 2001, in Amendment No. 1 to the Registration Statement (Form SB-2 No. 333-76030) and related Prospectus of ZymeTx, Inc. for the registration of 9,859,255 shares of its common stock.


                                                           /s/ Ernst & Young LLP
                                                           ---------------------
                                                           Ernst & Young LLP

Oklahoma City, Oklahoma
March 4, 2002